EXHIBIT 10.5


                        EXTENSION AND AMENDMENT AGREEMENT

         THIS EXTENSION AND AMENDMENT AGREEMENT ("Agreement") is entered into as of the 1st day of July, 1998 by and between Big Entertainment, Inc., a Florida corporation (the "Company") and Mitchell Rubenstein (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Executive has served as Chief Executive Officer of the Company since its inception, and presently serves in this capacity pursuant to a written Employment Agreement with the Company entered into as of July 1, 1993 (the "Current Employment Agreement"); and

         WHEREAS, the five-year term of the Current Employment Agreement ends July 1, 1998; and

         WHEREAS, the Executive possesses intimate knowledge of the business and affairs of the Company, its policies, methods and personnel; and

         WHEREAS, the Board of Directors (the "Board") of the Company recognizes that the Executive's contribution to the growth and success of the Company has been and will continue to be substantial and desires to assure the Company of the Executive's continued employment in an executive capacity and to compensate Executive therefor; and

         WHEREAS, the Board has determined that entering into this Agreement to extend and update the Current Employment Agreement will reinforce and encourage the Executive's continued attention and dedication to the Company; and

         WHEREAS, the Executive is willing to make his services available to the Company on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereby agree as follows:

1. EXTENSION. The Current Employment Agreement is hereby extended for an additional five-year term beginning on the date hereof and ending on the fifth anniversary of said date unless sooner terminated pursuant to the terms of said Current Employment Agreement.

2. AMENDMENT TO REFLECT CURRENT BASE SALARY. Section 2.1 of the Current Employment Agreement is amended to provide that the "Base Salary" shall be $200,000 plus automatic cost of living adjustments made to date and subject to further adjustment in accordance with said Section.



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         The parties hereto acknowledge that the other terms of the Current
         Employment Agreement remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

                                    COMPANY:

                                    BIG ENTERTAINMENT, INC.,
                                    a Florida corporation

                                    /s/ LAURIE S. SILVERS
                                    -------------------------------------------
                                    By:  Laurie S. Silvers
                                    Title:  President

                                    EXECUTIVE:

                                    /s/ MITCHELL RUBENSTEIN
                                    -------------------------------------------
                                    Mitchell Rubenstein




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